 Society Pass Incorporated and AdActive Media CA Inc. and Thoughtful (Thailand) Co. Ltd.

Notes to the unaudited pro forma combined financial information

Society Pass Incorporated and Adactive Media CA Inc and Thoughtful (Thailand) Co. Ltd
Unaudited Proforma Combined Consolidated Balance Sheet as of March 31, 2022
(Expressed in United States Dollars)

	SOPA	AdActive Media CA(F)	Thoughtful Thailand Co., Ltd	Transaction Adjustments	Note	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$30,967,561	$5,198	$24,985	$(700,306)	A/E	$30,297,438
Due from related parties	—			—		$—
Accounts receivable, net	47,574	492,231	131,795	(200,654)	E	$470,946
Inventories	267,409		—	—		$267,409
Deposits, prepayment and other receivables	5,798,748	1,000	90,877	(1,059)	E	$5,889,566
Total current assets	37,081,292	498,429	247,657	(902,019)		36,925,359
Non-current assets:
Intangible assets, net	3,200,000	—	—			3,200,000
Property, plant and equipment, net	81,081	—	3,442	(1,542)	E	82,981
Right of use assets, net	807,869	34,307				842,176
Customer based intangible asset				1,105,000	C	1,105,000
Goodwill	454,519		—	730,795	D	1,185,314
				—
Total non-current assets	4,543,469	34,307	3,442	1,834,253		6,415,471
Total assets	$41,624,761	$532,736	$251,099	$932,234		$43,340,830
LIABILITIES AND SHAREHOLDERS'
DEFICIT
Current liabilities:
Accounts payables	$204,577	598,167	—	(450,591)	E	352,153
Contract liabilities	18,644	—	—	—		18,644
Accrued liabilities and other payables	778,073	284,000	11,004	(295,004)	E	778,073
Due to related parties	25,411	14,857	518,061	(532,918)	E	25,411
Loan		159,539	35,856	(45,395)	E	150,000
Operating lease liabilities	302,101	15,292		12,382	E	329,775
Due to first insurance funding	373,653		—	—		373,653
Total current liabilities	1,702,459	1,071,855	564,921	(1,311,526)		2,027,709
Non-current liabilities
Operating lease liabilities	508,750	19,104	—	—		527,854
TOTAL LIABILITIES	2,211,209	1,090,959	564,921	(1,311,526)		2,555,563
COMMITMENTS AND CONTINGENCIES
Common shares; $0.0001 par value, 95,000,000 shares authorized; 23,761,094 and 19,732,406 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	2,375	4,037	59,781	(63,757)	A/B/E	2,436
Preferred stock -Series 1		—				—
Preferred stock -Series 2		—				—
Additional paid-in capital	93,557,338	501,748		1,133,228	B/E	95,192,314
Accumulated other comprehensive loss	(96,501)	—	—			(96,501)
Accumulated deficit	(47,309,429)	(1,064,008)	(322,306)	1,122,992	E	(47,572,751)
Current year earnings	(6,591,405)		(51,297)	51,297	E	(6,591,405)

Total equity attributable to Society Pass Incorporated	39,562,378	(558,223)	(313,822)	2,243,760		40,934,093
Non-controlling interest	(148,826)					(148,826)
Total shareholders' deficit	39,413,552	(558,223)	(313,822)	2,243,760		40,785,267
TOTAL LIABILITIES AND
SHAREHOLDERS' DEFICIT	$41,624,761	532,736	$251,099	932,234		$43,340,830

A	Adjustment to record the cash portion of the purchase price	$700,000

	Record the common stock and warrant portion of the purchase price
	Par value of 609,327 common shares at $0.0001 per share	$61

	Accumulated paid-capital portion of common shares
	Total fair value of common stock and warrant compensation	$1,372,512
	Par value of 609,327 common stock and 203,109 warrant at $0.0001 per share	(61)
	Eliminate accumulated common stock	(59,781)
	Eliminate retained deficit	322,306
B	Net adjustment to accumulated paid-in capital	$1,634,976

C	Customer based intangible assets	$1,105,000

D	Record goodwill on the transaction (based on June result)
	Goodwill amount	$730,795

	Total goodwill recorded	$730,795

E	Adjustment for assets and liabilities (March vs June)

	Cash and cash equivalent	$(306)
	Property, plant and equipment, net	$(1,542)
	Account receivables	$(200,654)
	Deposits, prepayment and other receivables	$(1,059)
	Account payables	$(450,591)
	Accrued liabilities and other payables	$(295,004)
	Due to related parties	$(532,918)
	Loan	$(45,395)
	Operating lease liabilities	$12,382
	Common shares	$(63,818)
	Additional paid-in capital	$(501,748)
	Accumulated deficit	$1,122,992
	Current year earnings	$51,297

F	The purpose of this schedule and the adjusting items is to reconcile the AdActive Media Delaware financial statements to the starting point for the pro forma balance sheet shown above. These adjustments were necessary to separate AdActive Media California from its parent company AdActive Media Delaware since Society Pass Incorporated("SoPa") only purchased the California operation from AdActive Media Delaware. The amounts shown in the AdActive Media California column in the above table are the standalone balance sheet amounts of AdActive Media California and are the starting point for making the acquisition adjustments to combine SoPa with both AdActive Media California and Thoughtful Thailand Co., Ltd in the accompanying pro forma financial statements reconciliation as of March 31, 2022.

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AdActive Media, Inc.
(United States business)
Combined Condensed Consolidated Balance Sheet
As of March 31, 2022

	AdActive Media Delaware	Adjustments to Eliminate AdActive Media Delaware Balances	AdActive Media California
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$6,976	(1,778)	$5,198
Accounts receivable	492,231	—	492,231
Total current assets	499,207	(1,778)	497,429
Property plant and Equipment, net	1,542	(1,542)	—
Security deposits	1,000	—	1,000
Right of Use - Assets	34,307	—	34,307
Total Assets	$536,056	(3,320)	$532,736
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$544,778	$53,389	$598,167
Account payable - related party	15,163	(306)	14,857
Accrued expenses	705,537	(705,537)	—
Accrued liabilities and other payable	733,834	(449,834)	284,000
Accrued salaries - Related party	127,379	(127,379)	—
Accrued interest on loans	83,926	(83,926)	—
Convertible note	67,500	(67,500)	—
Lease liabilities	15,292	—	15,292
Loan from related company	284,000	(284,000)	—
SBA Loans	300,000	(140,461)	159,539
Total Current Liabilities	2,877,409	(1,805,554)	1,071,855
Operating lease liabilities	19,104	—	19,104
Total Liabilities	2,896,513	(1,805,554)	$1,090,959
Commitments and contingencies
Convertible preferred shares; $0.0001 par value, 28,921,732 shares authorized, Nil undesignated as of March 31, 2022 and December 31, 2021, respectively Series 1 Preferred stock, $0.0001 par value, 21,000,000 authorized, and 11,507,260 shares issued and outstanding as of March 31, 2022 and December 31, 2021	581,004	(581,004)	—
Series 2 Preferred stock, $0.0001 par value, 7,921,732 authorized, and 7,784,678 shares issued and outstanding as of March 31, 2022 and December 31, 2021	6,534,838	(6,534,838)	—
Stockholders' Deficit
Common stock, $0.0001 par value, 87,000,000 authorized, 40,372,553 and 40,350,212 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	4,037	—	4,037
Additional paid-in capital	35,542,475	(35,040,727)	501,748
Accumulated deficit	(45,022,811)	43,958,803	(1,064,008)
Total stockholders' deficit	(9,476,299)	8,918,076	(558,223)
	$536,056	$(3,320)	$532,736

Adjustments to separate AdActive Media CA from AdActive Media Delaware

Cash	$(1,778)
Property, plant and equipment	$(1,542)
Accounts payable grouping adjustment	$53,389
Accounts payable - related party	$(306)
Accrued expenses	$(705,537)
Accrued liaibilities and other payable	$(449,834)
Accrued salaries - related party	$(127,379)
Accrued interest on loans	$(83,926)
Convertible note	$(67,500)
Loan from related company	$(284,000)
SBA loans	$(140,461)
Series 1 convertible preferred stock	$(581,004)
Series 2 convertible preferred stock	$(6,534,838)
Additional paid-in capital	$(35,040,727)
Accumulated deficit	$43,958,803

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Note 1 — Description of the Acquisition

On July 07, 2022, Society Pass Incorporated (the “Company” or “SOPA”) acquired all of the outstanding capital stock of wholly owned subsidiary of AdActive Media Inc., dba Thoughtful Media Group (“TMG DE”), the Seller which is AdActive Media CA,Inc (“TMG CA”) and Thoughtful (Thailand) Co., Ltd (“TMG Thailand”) pursuant to a Share Purchase Agreement (the “Agreement”) between SOPA and TMG DE.

AdActive Media CA,Inc, a company located in the California and Thoughtful (Thailand) Co., Ltd., a company located in Thailand operates an digital marketing and social media agency.

Pursuant to the terms of the Agreement, the total purchase price paid by SOPA for the AdActive Media CA,Inc and Thoughtful (Thailand) Co., Ltd.’s shares, that was payable to the Sellers as follows:

1) 609,327 shares of the Company’s common stock valued at $1.3 million

2) a warrant, expiring one year after the Closing Date on July 7, 2023, to purchase 203,109 shares of the Company’s common stock at an exercise price of $2.1335;

3) assumption of liabilities up to $700,000 of the TMG CA and the TMG Thailand, including two assumed loans, with an aggregate principal balance of $300,000 not including interest, payable by the Seller and the TMG CA (“Assumed Liabilities”).

Note 2 — Basis of Presentation

The following unaudited pro forma condensed combined financial information of the combined company is presented to illustrate the proposed effects of the Acquisition. The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by Securities and Exchange Commission (“SEC”) Final Rule Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaced the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The combined company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

The Thoughtful Thailand Co Ltd.’s financial statements disclosed on Exhibit 99.2 are derived from financial statements that were originally presented in Thai Bath. For purposes of presentation in the accompanying pro forma information, the Thai Baht financial information has been translated to US dollars using the then current rate of 33.1393 Thai Baht to the US dollar.

The unaudited pro forma condensed combined financial information and explanatory notes have been prepared to illustrate the effects of the Acquisition involving the Company and AdActive Media CA Inc. and Thoughtful (Thailand) Co. Ltd. under the acquisition method of accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations, with Company treated as the accounting acquirer. Under the acquisition method of accounting, the identifiable assets acquired, and liabilities assumed of AdActive Media CA Inc. and Thoughtful (Thailand) Co. Ltd. are recognized and measured as of the acquisition date at fair value, defined in ASC 820, Fair Value Measurement, and added to those of the Company which are based on its respective historical financial information.

ASC 820 defines the term “fair value” and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers unrelated to the Company in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, the Company may be required to record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect the intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that others, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Management has made significant estimates and assumptions in its determination of the Transaction Accounting Adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded might differ materially from the information presented.

Upon consummation of the Acquisition, a final determination of the fair value of ’s assets acquired and liabilities assumed will be performed. Any changes in the fair values of the net assets or total consideration as compared with the information shown in the unaudited pro forma condensed combined financial information may change the amount of the total purchase consideration allocated to goodwill and other assets and liabilities and may impact the Company’s statement of operations following the consummation of the Acquisition. The final consideration allocation may be materially different than the preliminary allocation presented in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is provided for illustrative and information purposes only and is not intended to represent or necessarily be indicative of the combined company’s results of operations or financial condition had the Acquisition been completed on the dates indicated, nor do they purport to project Company’s results of operations or financial condition for any future period or as of any future date. The unaudited pro forma condensed combined financial information does not include any expected cost savings or operating synergies, which may be realized subsequent to the combination or the impact of any non-recurring activity and one-time transaction-related or integration-related items. Moreover, the pro forma adjustments represent best estimates based upon the information available to date and are preliminary and subject to change after more detailed information is obtained.

Note 3 — Accounting Policies and Reclassification Adjustments

The Company has not identified all adjustments necessary to conform AdActive Media CA Inc. and Thoughtful (Thailand) Co. Ltd.’s accounting policies to the Company’s accounting policies. Upon consummation of the Acquisition, or as more information becomes available, the Company will perform a more detailed review of AdActive Media CA Inc. and Thoughtful (Thailand) Co. Ltd. ’s accounting policies. Upon consummation of the Acquisition, the Company will perform a comprehensive review of its accounting policies. The Company may, as a result, identify additional differences between the accounting policies of the two companies which, when conformed, could have a material impact on the combined consolidated financial statements.

Under the acquisition method of accounting, the identifiable assets acquired, and liabilities assumed of AdActive Media CA Inc. and Thoughtful (Thailand) Co. Ltd. are recognized and measured as of the acquisition date at fair value and added to those of the Company. The determination of fair value used in the pro forma adjustments are presented herein.

Note 4 — Acquisition Consideration

The accompanying unaudited pro forma condensed combined financial statements reflect a purchase price of approximately $ 2,072,512 (the “Acquisition Consideration”) comprised of the following:

Fair value
Stock (609,327 Shares of SOPA common stock)	1,176,002
Warrant (203,109 shares)	196,510
Cash	700,000
Total Purchase Price	2,072,512

Note 5 — Purchase Price Allocation

SOPA has performed a preliminary allocation of the Acquisition Consideration to the identifiable assets acquired and liabilities assumed of AdActive Media CA Inc. and Thoughtful (Thailand) Co. Ltd. Using the total Acquisition Consideration for the Acquisition, the Company has valued the allocations to such assets and liabilities. The purchase price allocation is based on financial information of AdActive Media CA Inc. and Thoughtful (Thailand) Co. Ltd. as of the closing date which represents the best information available to management at the time of this filing.

The following table summarizes the allocation of the estimated preliminary Acquisition Consideration:

Assets Acquired
Cash and cash equivalent	$29,877
Account receivables	$423,372
Deposits, prepayment and other receivables	$90,818
Property, plant and equipment	$2,697
Right of use assets	$34,307
Total assets acquired	$581,071

Liabilities assumed
Account payables	$147,576
Loan	$150,000
Operating lease liabilities	$46,778
Total liabilities assumed	$344,354
Net tangible assets	$236,717

Intangible Assets Acquired
Customer Based	$1,105,000
GoodWill (1)	$730,795
Total Intangible Assets Acquired	$1,835,795
Purchase price allocated	$2,072,512

(1)	Goodwill represents the excess of Acquisition Consideration over the fair value of the underlying net assets acquired. In accordance with ASC 350, Goodwill and Other Intangible Assets, goodwill will not be amortized but rather subject to annual impairment test, absent any indicators of impairment. Goodwill recorded in the Acquisitions is not expected to be deductible for tax purposes. SOPA management is still in the process of valuing any identifiable intangible assets, to which the valuation may impact the final goodwill amount.

This purchase price allocation has been used to prepare the Transaction Accounting Adjustments in the condensed combined pro forma balance sheet and statements of operations and is described in more detail in the explanatory notes in Note 6 — Pro Forma Adjustments.

Note 6 — Pro Forma Adjustments

The following is a description of the unaudited pro forma adjustments reflected in the unaudited pro forma condensed combined financial statements:

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2022

A	Adjustment to record the cash portion of the purchase price	$700,000

	Record the common stock and warrant portion of the purchase price
	Par value of 609,327 common shares at $0.0001 per share	$61

	Accumulated paid-capital portion of common shares
	Total fair value of common stock and warrant compensation	$1,372,512
	Par value of 609,327 common stock and 203,109 warrant at $0.0001 per share	(61)
	Eliminate accumulated common stock	(59,781)
	Eliminate retained deficit	322,306
B	Net adjustment to accumulated paid-in capital	$1,634,976

C	Customer based intangible assets	$1,105,000

D	Record goodwill on the transaction (based on June result)
	Goodwill amount	$730,795

	Total goodwill recorded	$730,795

E	Adjustment for assets and liabilities (March vs June)

	Cash and cash equivalent	$(306)
	Property, plant and equipment, net	$(1,542)
	Account receivables	$(200,654)
	Deposits, prepayment and other receivables	$(1,059)
	Account payables	$(450,591)
	Accrued liabilities and other payables	$(295,004)
	Due to related parties	$(532,918)
	Loan	$(45,395)
	Operating lease liabilities	$12,382
	Common shares	$(63,818)
	Additional paid-in capital	$(501,748)
	Accumulated deficit	$1,122,992
	Current year earnings	$51,297

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SOCIETY PASS INCORPORATED
Unaudited Proforma Combined Consolidated Statement of Operation
FOR THE PERIOD ENDED MARCH 31, 2022
(Expressed in United States Dollars)

	SOPA	Consolidation AdAdctive Media	Thoughtful Thailand Co., Ltd	Transaction Adjustments	Note	Pro Forma Combined
Revenue	445,090	1,208,485	104,502			1,758,077

Cost of sales	(459,883)	(1,061,737)	(125,775)			(1,647,395)
Gross profits	(14,793)	146,748	(21,273)			110,682

Development cost	(19,548)					(19,548)
Marketing expense	(196,102)					(196,102)
Impairment loss of goodwill	(528,583)					(528,583)
Administrative expenses	(5,840,698)		(30,024)			(5,870,722)
Operating expenses		(180,033)				(180,033)
Loss from operation	(6,599,724)	(33,285)	(51,297)			(6,684,306)

Other income (expense):
Interest income	45					45
Other income	13,621					13,621
Write off unrecoverable assets		500		(500)	A	-
Interest expense	(4,045)	(4,438)		1,664	A	(6,819)

Loss before income tax	(6,590,103)	(37,223)	(51,297)			(6,677,459)

Income tax expense	(1,302)	(850)		850	A	(1,302)
NET LOSS	(6,591,405)	(38,073)	(51,297)			(6,678,761)

A

Being elimination of TMG DE expenses

Write off unrecoverable assets	$500
Interest expenses on convertible debts	$1,664
Income tax expense	$850

4

SOCIETY PASS INCORPORATED
Audited Proforma Combined Consolidated Statement of Operation
FOR THE PERIOD ENDED DECEMBER 31, 2021
(Expressed in United States Dollars)

	SOPA	Consolidation AdAdctive Media	Thoughtful Thailand Co., Ltd	Transaction Adjustments	Note	Pro Forma Combined
Revenue	519,885	5,423,118	232,184			6,175,187

Cost of sales

Cost of sales	(710,683)	(4,683,158)	(159,022)			(5,552,863)
Gross profits	(190,798)	739,960	73,162			622,324

						-
Development cost	(95,809)					(95,809)
Marketing expense	(327,195)					(327,195)
Impairment loss	(200,000)					(200,000)
Administrative expenses	(33,398,401)		(158,395)			(33,556,796)
Operating expenses		(1,828,243)		705,537	A	(1,051,878)
				15,486	A
				1,913	A
				53,429	A
Loss from operation	(34,212,203)	(1,088,283)	(85,233)			(34,609,354)

Other income (expense):
Interest income	116					116
Other income	8,360	75,327	494.00			84,181
Loss on settlement of litigation	(550,000)					(550,000)
Warrant extension expense	(58,363)					(58,363)
Write off of unrecoverable assets		(16,500)		16,500	A	-
Interest expense	(41,514)	(29,999)		12,000	A	(52,763)
				6,750	A
Loss before income tax	(34,853,604)	(1,059,455)	(84,739)			(35,186,183)
Income tax expense	(11,136)	(3,250)		2,450	A	(11,936)
NET LOSS	(34,864,740)	(1,062,705)	(84,739)			(35,198,119)

A

Being elimination of TMG DE expenses

Litigation fee	$705,537
Litigation related travel fee	$15,486
Depreciation Expense	$1,913
Consulting - Legal Services	$53,429
Write off unrecoverable assets	$16,500
Accrued interest on penalty on taxes	$12,000
Interest expenses on convertible debts	$6,750
Income tax expense	$2,450

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